2024 Annual Meeting of Shareholders Presentation Chris R. Burritt Chairman of the Board James A. “Jim” Dowd President & CEO Walter F. Rusnak Senior VP & CFO June 6, 2024 | NASDAQ:PBHC

Welcoming Remarks Chris R. Burritt Chairman of the Board

Forward Looking Statements This presentation may contain the words or phrases “will likely result”, “are expected to”, “will continue”, “is anticipated”, “estimate”, ”project” or similar expressions that are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties. By identifying these forward-looking statements for you in this manner, the Company is alerting you to the possibility that its actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ from those indicated in the forward-looking statements include, among others: There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: general economic conditions may be less favorable than expected; competitive pressures among depository institutions may increase significantly; changes in the interest rate environment may reduce interest margins; loan origination and sale volumes, charge-offs and credit loss provisions may vary substantially from period to period; the impact of a pandemic or other health crises and the government's response to such pandemic or crises on our operations as well as those of our customers and on the economy generally and in our market area specifically; political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; legislative or regulatory changes or actions may adversely affect the businesses in which Pathfinder Bancorp, Inc. is engaged; changes and trends in the securities markets may adversely impact Pathfinder Bancorp, Inc.; a delayed or incomplete resolution of regulatory issues could adversely impact our planning; difficulties in integrating any businesses that we may acquire, which may increase our expenses and delay the achievement of any benefits that we may expect from such acquisitions; the impact of reputation risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity could be significant; our ability to prevent or mitigate fraudulent activity and cybersecurity threats; and the outcome of any future regulatory and legal investigations and proceedings may not be anticipated. Note: The following presentation includes certain financial measures that are not calculated according to Generally Accepted Accounting Standards (GAAP) promulgated in the United States. These measures are reconciled to promulgated GAAP in the Appendix included within this document.

Agenda – 2024 Annual Meeting of Shareholders Introduction of Directors, Management and Guests Conduct of the Meeting Notice and proxy Report of Inspector of Elections Meeting proposals Call for vote Management Presentation, Questions & Answers to Follow Results of Shareholder Vote Meeting Adjournment

Pathfinder Bancorp, Inc. Director Since Eric Allyn 2022 David A. Ayoub 2012 William A. Barclay 2011 Chris R. Burritt 1986 Meghan Crawford-Hamlin 2022 James A. Dowd 2023 John P. Funiciello 2011 Adam C. Gagas 2014 Melanie Littlejohn 2016 John F. Sharkey, III 2014 Lloyd “Buddy” Stemple 2005 Board of Directors

Name Title Current Position Since James A. Dowd, CPA President & Chief Executive Officer 2022 Ronald Tascarella Executive Vice President & Chief Banking Officer 2006 Justin K. Bigham, CPA Senior Vice President & Advisor To The CEO (Will become Chief Financial Officer on July 1, 2024) 2024 Robert G. Butkowski Senior Vice President, Chief Operating Officer 2023 William O’Brien Senior Vice President, Chief Risk Officer & Corporate Secretary 2020 Daniel R. Phillips Senior Vice President & Chief Information Officer 2014 Walter F. Rusnak, CPA, CGMA Senior Vice President & Chief Financial Officer (Retiring on June 28, 2024) 2019 Executive Officers

Independent Registered Public Accounting Firm Jamie L. Card, CPA Partner, Bonadio & Company, LLP

The election of three directors for a three-year term: John P. Funiciello Tony Scavuzzo Lloyd “Buddy” Stemple The approval of the Pathfinder Bancorp, Inc. 2024 Equity Incentive Plan The approval of an advisory nonbinding resolution regarding the compensation of our named executive Officers (“Say-on-Pay”) The ratification of the appointment of Bonadio & Co., LLP as our independent registered public accounting firm for the year ending December 31, 2024 Business of 2024 Annual Meeting of Shareholders

Executive Management Presentation James A. Dowd President and Chief Executive Officer Walter F. Rusnak Senior Vice President and Chief Financial Officer

Introduction to Pathfinder Bancorp, Inc. Corporate Financial Highlights Market Performance Strategy and Conclusions Table of Contents

Company Overview Key Milestones Corporate Highlights Introduction to Pathfinder Bancorp, Inc.

Founded in 1859 Bank holding company of Pathfinder Bank 11 full-service locations and one loan production office serving customers throughout the Central New York area Established track record of organic growth since completion of 2nd step mutual conversion in 2014 132% growth in loans 388% growth in net income 17.4%(2) insider ownership of all stock classes and 31.7%(2) ownership by Castle Creek Capital (lead investor in May 2019 preferred offering) Pathfinder Bancorp, Inc. (NASDAQ: PBHC) $1.47B assets $85.5(1) market cap $881M loans $1.12B deposits Financial Highlights (2023) 2.95% NIM 0.67% ROAA 8.09% ROAE Company Overview 66.6% efficiency ratio Market capitalization based on total shares outstanding (voting and non-voting) at the record date Ownership percentages shown on a fully-diluted basis, inclusive of the 125,000 share out-of-the-money warrant and maximum holdings of 468,492 maximum number of shares of voting common stock by Castle Creek, LLC. As we celebrate this milestone, we acknowledge that our achievements are not ours alone but a shared victory with the people, businesses, and places we call home. Our success reflects a collective spirit and deep community ties, built on a foundation of trust. Together, we have created a story of resilience, growth, and mutual success that is as inspiring as it is enduring.

Dominant Market Position in Oswego County with Expanding Presence in Onondaga County deposit market share rank #1 48.6% deposit market share $864M total deposits Growing presence in Onondaga County with four locations totaling $246 million in deposits and #11 deposit market share at June 30, 2023. Fourth Onondaga County branch (Syracuse) was opened in the fall of 2022, now gathering momentum Fifth Onondaga County branch acquired from Berkshire Bank (East Syracuse, transaction close expected in summer of 2024) Source: S&P Capital IQ Pro Note: Deposit market share data as of June 30, 2024 Oswego, NY county market share

Track Record of Measured Growth and Increasing Earnings 2014 Raised $26M in 2nd step conversion becoming a 100% publicly owned institution Opened downtown Syracuse branch 2015 Issued $10M in subordinated debt 2017 Growth momentum continues with 18% annual loan and deposit growth 2019 Completed $20M private placement capital raise Surpassed $1.0B in assets 2021 Prior year proceeds partially used to redeem 2015 sub debt 2016 Repaid $13M of SBLF preferred stock issued in 2011 2018 Opened Utica LPO and a third branch in Onondaga County 2020 Completed $25M private placement of subordinated debt Total Assets Net Income 2022 James A. Dowd appointed President & CEO Opened 2nd Syracuse branch 2024 March 4th – announced intent to purchase Berkshire Bank’s East Syracuse Branch

Corporate Highlights Experienced Management Team Backed by a Leading Institutional Investor Senior management has decades of experience in the community banking industry The Board of Directors and management own 23.1% of the voting shares(1). An affiliate of Castle Creek Capital LLC owns 31.7% of the Company on a fully diluted basis including non-voting shares and warrants(2) Improving Profitability Metrics Improving profitability with a 6 bps increase in ROAA and 66 bps increase in ROAE from 2020 to 2023, despite significant interest rate environment volatility Improving expense control with a 2.09% decrease in efficiency ratio since 2020. Noninterest expense / average assets ranging from 2.11 to 2.15% in 2022 and 2023, down from 2.56% in 2019; low net annual non-interest expense to average assets of 1.74% in 2023 provides cushion against possible future net interest margin compression Well-Diversified Portfolio with Good Credit Quality PBHC’s loan portfolio is well diversified, primarily consisting of commercial and residential mortgage loans (29% and 40%, respectively) and other commercial loans (18%) Net charge-offs / average loans of 0.46% in 2023 and 0.20% on average for the last three years As of the record date of April 12, 2023 and includes all options that vest within 60 days of the record date (2) Includes 125,000 shares related to an out-of-the money warrant held by Castle Creek, LLC and a maximum holding of 468,492 voting common shares

Corporate Highlights Well-Capitalized The Bank has a Tier 1 leverage ratio of 10.11% and total RBC ratio of 15.05% as of December 31, 2023 The Company has been proactive in supplementing capital ratios for future growth as exhibited by our subordinated debt issuances in 2015 and 2020, and an equity capital raise in 2019 Focus on Measured Growth & Risk Mitigation Bank positioned as the market share leader in Oswego County, NY by deposit market share (48.6% deposit market share(1)) with a growing presence in the attractive Onondaga County market Consistent balance sheet growth over the past five years; total compound annual growth rate (CAGR) of 7.7% and 9.5% for loans and deposits, respectively, December 31, 2018 through December 31, 2023 Per most recently-published FDIC data as of June 30, 2023

Corporate Highlights: High Insider Ownership Indicates Shareholder Alignment Source: Pathfinder Proxy Statement Note: Data as of the record date of April 12, 2023, and includes all options that vest within 60 days of the record date Strong levels of ownership across senior management & the board of directors creates direct alignment with investors Castle Creek Capital LLC owns 31.7% of the Company on a fully diluted basis including non-voting shares and warrant 23.1% fully-diluted insider ownership (voting common stock) Ownership Distribution By Holder Type for Voting Common Stock Ownership Disclosures Holder % of Common Voting Shares Outstanding   Position with the Bank Gagas, Adam C. 4.3%   Independent Director Rusnak, Walter F. 2.6%   Senior VP & CFO Tascarella, Ronald 2.2%   Executive VP & Chief Banking Officer Barclay, William A. 1.9%   Independent Director Dowd, James A. 1.6% President & CEO Stemple, Lloyd A. 1.5%   Independent Director Phillips, Daniel R. 1.4%   Senior VP & Chief Information Officer Burritt, Chris R. 1.2%   Independent Chairman of the Board Sharkey III, John F. 1.1%   Independent Director Allyn, Eric 1.1%   Independent Director Funiciello, John F. 1.0%   Independent Director Ayoub David A., CPA 0.8% Independent Director O'Brien, William D. 0.8%   Senior VP & Chief Risk Officer Butkowski Jr., Robert G. 0.7%   Senior VP, Chief Operating Officer Tascarella, Ronald G. 0.6%   First VP & Sales Manager Littlejohn, Melanie 0.3%   Independent Director Total - Insiders 23.1%

Well Diversified Real Estate Lending, Proven Loan Growth with Focus on Commercial Loans 7.7% Total Loans CAGR through Dec. 2023 Q1 2024 Loan Composition Loans ($ millions) Total Loans $892 million 9.8% Commercial Loans CAGR through Dec. 2023

Well Diversified Loan Portfolio: No Significant Real Estate Loan Collateral Concentrations The future credit-related performance of a loan portfolio generally depends upon (1) the types of loans within the portfolio, (2) concentrations by loan type within the portfolio, (3) collateral concentrations within loan types and (4) the quality of the collateral securing the loans. The following table details the Company’s real estate loan portfolio by collateral type within major categories at December 31, 2023:

Well-Diversified Deposit Base Deposits ($ millions) Q1 2024 Deposit Composition 77.8% loan / deposit ratio Total Deposits: $1.15 billion 7.5% Total Deposits CAGR Through Dec. 2023 4.1% Core Deposits CAGR Through Dec. 2023

Technology Pathfinder actively seeks to be an effective adopter of proven, cost-effective technologies. Our Technology Steering function has strong engagement from external advisors, our board of directors and all levels of management We are investing in customer-facing technologies at a measured pace commensurate with well-conceived implementation plans Pathfinder will continue to benefit from its interactions within the Castle Creek Capital’s ‘ecosystem’ of financial institutions and emerging financial technology (fintech) companies Technological progress and the emergence of financial technology companies that will partner with community banks continues to: Help smaller banks to control noninterest expenses Serve their customers in a variety of new ways Extend the relevance of community banks to younger demographics Help to tailor product offerings to individual customers

Experienced and Seasoned Management Team Significant Experience & Insider Ownership Senior management has decades of experience in the community banking industry President & CEO James Dowd has over 29 years of banking experience and previously served as COO Significant levels of ownership across senior management and Board of Directors creates direct alignment with investors 23.1% fully-diluted insider ownership, excluding Castle Creek Capital James A. Dowd, CPA President & Chief Executive Officer Role since: 2022 William O’Brien SVP, Chief Risk Officer & Corporate Secretary Role since: 2020 Ronald Tascarella EVP & Chief Banking Officer Role since: 2006 Daniel R. Phillips SVP & Chief Information Officer Role since: 2014 Robert K. Butkowski Senior Vice President, Chief Operating Officer Role since: 2023 Walter F. Rusnak, CPA, CGMA Senior Vice President & Chief Financial Officer Role since: 2019 Justin Bigham, CPA SVP, Advisor To The CEO (will become Chief Financial Officer on July 1, 2024) Role since: 2024

TRANSACTION OVERVIEW Branch Location: 6611 Manlius Center Road, East Syracuse, NY, 13057 Total Deposits: $198 Million* Cost of Deposits: 1.84%* # of Accounts: 11,000 +* Total Loans: $32 Million* Branch Portfolio Yield: 5.71%* Closing Premium: 5.8% premium for core deposits**delivered at closing, No premium paid for time deposits delivered at closing Closing: Expected to close third quarter 2024. Subject to regulatory approval and satisfaction of certain customary conditions. STRATEGIC RATIONALE Continue Pathfinder’s growth strategy to expand into attractive markets Significantly strengthens Pathfinder’s core deposit base Financially compelling: Improves future returns on assets and equity Attractive tangible book value earn back period (less than 2.8 years) Pro-forma capital ratios remain strong and supportive of continued balance sheet growth Addition of nearly $200 million in low-cost deposits improves liquidity profile and balance sheet flexibility Helps improve funding base by reducing loan/deposit ratio below current level Excess liquidity received creates opportunity to pay down higher rate wholesale borrowings Helps key strategic initiatives by expanding presence in the attractive Syracuse market, and helps to attract & retain both sales and administrative talent in support of further expansion in that market *Data as of January 31, 2024. **Core deposits defined as total deposits less time deposits, core deposits were $129 million as of January 31, 2024. Note: Estimated financial impacts of the transaction are presented for illustrative purposes only and are based on management’s assumptions regarding the transaction, including transaction expenses and accounting treatment. Source: FDIC Summary of Deposits Report. Data as of June 30, 2023. Expanding Footprint In Onondaga County: Pathfinder Bank to Acquire East Syracuse Branch from Berkshire Bank

Positioned for Unprecedented Growth
Embracing Our Market's Promising Landscape

Syracuse MSA Demographic Trends

662,000 Population

$63,000 Median household income ("HHI")

32.2% Population share age 25+ with BA+

Geography


AXA

Syracuse MSA covers over **3,000 square miles** comprised of three counties:

1) **Madison**
2) **Onondaga**
3) **Oswego**

Key Employers


UPSTATE UNIVERSITY HOSPITAL
UPSTATE

Key existing employers in the Central New York area include **SUNY Upstate Medical University, St. Joseph's Health, Lockheed Martin, and Syracuse University**

Industries



Home to a diverse range of industries, including **Healthcare, Education, Defense, Public Administration, Utilities, and Finance & Insurance**

PathFinder BANCORP, INC.

Sources: U.S. Census Bureau; U.S. Bureau of Labor Statistics; U.S. Bureau of Economic Analysis; IPUMS USA-University of Minnesota. Data retrieved through data.census.gov, Moody's Economy.com, or directly from source.

24

Positioned for Unprecedented Growth Embracing Syracuse’s Promising Landscape In 2022, Micron announced its plans to build the largest semiconductor fabrication facility in the history of the United States. Micron intends to invest up to $100 billion over the next 20-plus years to construct a new megafab in Syracuse, NY, with the first-phase investment of$20 billion planned by the end of this decade. The new mega fab will increase domestic supply of leading-edge memory, create nearly 50,000 NY jobs and represent the largest private investment in NY state history The state of NY projects the facility would add an annual average of $16.7 billion in real economic output and $9.6 billion in real Gross Domestic Product (GDP) over the time period 2025-2055 with a potential economic impact of +10% local GDP by 2030. Micron Mega – Complex

Positioned for Unprecedented Growth Embracing Our Market’s Promising Landscape

#3 on Top 10 most promising tech hub (Syracuse, Utica/Rome) in U.S $1,329 per capita (2012-2021) ~ vs $27 per capita (2000-2010) Significant increases in the number of venture capital firms investing in our market increased from 66 (2000-2005) to 254 (2020-2024) 40,143 total employment 8% of all regional employment 14,978 projected additional job demand in next 5 years $9.8 B (May 2024) vs $530M (July 2019) Advanced Manufacturing 79.5% capital investments (May 2024) vs 14% (July 2019) (Source: Today's Homeowner, CenterState CEO 2024 Annual Report) Smart Systems Venture Capital Inflow Economic Development Pipeline Positioned for Unprecedented Growth Embracing Our Market’s Promising Landscape

147% Growth (2003 - 2023) 8% increase in population in 2023 Added 11 new businesses in 2024 with 16 additional businesses in the current pipeline. Added 24 new housing units in 2024, with another 408 in the pipeline. At completion of these projects, downtown population will grow by 14%. 2.4% city population growth (2010-2020) reversing 90 years of population loss #7 on Top 10 U.S Cities Gen Z is moving to CNY considered "climate haven" (Source: Today's Homeowner, CenterState CEO 2024 Annual Report) $174,000, average housing costs (Syracuse, 2022) vs $467,700 (US, 2022) 700,000 people can be supported by existing infrastructure (480,000 current population of Onondaga County) Intentional Growth Population & Climate Downtown Syracuse Positioned for Unprecedented Growth Embracing Our Market’s Promising Landscape

Corporate Financial Highlights Walter F. Rusnak, SVP, Chief Financial Officer

Navigating Unprecedented Headwinds: Sustained Yield Curve Inversion In Last Five Quarters The average spread between shorter-term interest rates and longer-term interest rates is a significant driver of the financial performance of depository institutions. The Treasury Yield Curve(1) is currently inverted across all maturities with the effective Fed funds rate at 5.38% and the current two-year Treasury bond rate at 4.77% and the five-year Treasury bond rate at 4.35%. The current two-year to five-year Treasury bond spread, a relevant indicator of the overall shape of the yield curve) is therefore a negative 0.42% (negative 42 basis points). The two-year to five-year Treasury Yield Curve first inverted in July 2022 and has remained inverted by as much as 78 basis points since then. The part of the Treasury yield curve that plots two-year and ten-year yields has also been continuously inverted since then and became the longest inversion on record as of March 21, 2024 (exceeding the previous record 624 day inversion in 1978). The average five-year Treasury rate minus the average two-year Treasury rate (the 2-5 year Treasury spread) was 48 basis points in the ten years ended December 31, 2022.(2) It has been negative 51 basis points in the five quarters ended March 31, 2024.(3) Nearly 100 basis points of industry “headwind” compared to the ten years prior to January 1, 2023. (1) Source: Bloomberg LLP on June 4, 2024 (2) Source: Bloomberg LLP, January 1, 2013 to December 31, 2022 (10 years) (3) Source: Bloomberg LLP, January 1, 2023 to March 31, 2024 (most recent five quarters)

Navigating Unprecedented Headwinds Sustained Yield Curve Inversion In Last Five Quarters Pathfinder ROAA Measured Against The Average 2-5 Year Yield Curve A plausible way to view how effectively a financial institution is navigating the challenges presented by changes in the absolute level of interest rates, and/or changes in the slope/shape of the yield curve, is to compare the institution’s return on average assets (ROAA) to a relevant measure of the spread between longer-term rates and shorter-term rates. The tables below compare Pathfinder’s annual ROAA on a one year and two-year rolling basis to the average 2- to 5-year Treasury spread for the same periods. (Sources: Company financial results and Bloomberg, LLP)

Improving Profitability: Increasing ROAA and ROAE Trend in returns on average equity were positive since the second half of 2019 through December 31, 2022. The first quarter 2024 decrease in ROAA and ROAE is largely related to increases in the provision for credit losses associated with a single large borrower relationship that continues to be under active resolution management.

Revenue and Operating Expense Trends (000’s) Annual expenses increased $8,301 from the year ended December 31, 2017 to the year ended December 31, 2023 (39.4%), a CAGR of 5.7% Annual revenues increased $15,740 from the year ended December 31, 2017 to the year ended December 31, 2023 (61.9%), a CAGR of 8.4% Note: First Quarter 2024 Revenue and Operating Expenses are annualized.

Increased Profitability Levels and Metrics Earnings Growth Return on Average Assets and Average Equity Net Interest Income and Net Interest Margin (1) CAGR calculations based on full year 2023 net income and EPS 18.3% Net Income CAGR1 10.5% Fully Diluted EPS CAGR1

29.6% Disciplined Expense Management Employed To Partially Mitigate Industrywide Margin Compression Continued focus on expense controls has improved operating results Deposits per Branch ($ millions) Non-interest Expense / Average Assets

Asset Quality Actively Managed And Carefully Monitored Reserve Levels Consistent With Asset Quality Metrics NCOs / Average Loans NPLs / Loans (National average is 1.08% and 0.81% for all real estate and commercial loans, respectively, at March 31, 2024 per FDIC aggregate data) In late 2023, Pathfinder aggressively added experienced staff members and other appropriate resources with the goal of achieving reductions in the Bank’s level of nonperforming loans (NPLs). Ultimately, Management believes that these resources will bring Pathfinder’s NPL/Loans and Net Charge-offs (NCOs)/Average Loans ratios closer to industry averages. Pathfinder’s average Net Charge-offs (NCO’s)/Average Loans ratios for the three years ended December 31, 2023 were 20 basis points vs. the approximately 8 basis points for similar portfolios for all banks. (Source: Federal Reserve data adjusted to approximate Pathfinder’s loan composition)

Asset Quality Carefully Managed with Robust Reserve Levels Allowance for Credit Losses / Loans Allowance for Credit Losses / NPLs Higher NPLs drive robust reserve levels

Well-Capitalized with Increasing Dividend Tangible Book Value per Share (“TBVPS”) Dividends per Common Share Bank Tier 1 Leverage Ratio Source: Company reports, S&P Capital IQ Pro CAGR calculation based on annualized Q1 2024 dividend 6% TBVPS CAGR 10% Dividend CAGR

Tangible Book Value Per Common Share and Market Price Per Share Note: Tangible Book Value at March 31, 2023 included a $0.36 per share nonrecurring reduction related to the adoption of the Current Expected Credit Loss Model (CECL) on January 1, 2023.

Tangible Book Value Per Common Share and Earnings Per Share (EPS) – Fully Diluted Note: Tangible Book Value at March 31, 2023 includes a $0.36 per share nonrecurring reduction related to the adoption of the Current Expected Credit Loss Model (CECL) on January 1, 2023.

Industry Challenges Pressure on All Bank Stocks With Increased Uncertainty

Investor Challenges Pressure on All Bank Stocks with Increased Uncertainty – The Most Recent Five Quarters Mark-to-Market Adjusted Capital Balance Sheet Liquidity Core Deposit Franchise Quality Net Interest Margin (NIM) Credit Quality Commercial Real Estate Concentrations Long Term Earning Power

Industry Challenges Pathfinder’s Positioning Mark-to-Market Adjusted Capital The Bank’s regulatory capital is $145.4 million, or 10.1% of Bank assets; Even if 100% of the current mark-to-market regulatory adjustment for available-for-sale securities was disallowed, the Bank’s regulatory capital would still be $138.7 million, or 9.7% of Bank assets This level remains above the well-capitalized level of 5.0%, including all capital preservation buffers Balance Sheet Liquidity Deposits increased in the first quarter of 2024 by $26.0 million, or 2.3% All data as of March 31, 2024

Industry Challenges Pathfinder’s Positioning Core Deposit Franchise Quality Pathfinder enjoys a dominant deposit market share in Oswego County and continues to attract new deposit customers in the attractive Onondaga County market Two relatively new and well-positioned branches now open in Onondaga County, adding to the two well-established branches already operating in that growing region Addition of approximately $198 million in deposits with acquisition of the East Syracuse branch from Berkshire Bank: Physical location of the branch is extremely desirable in its own right and relative to our current branches Two-thirds of the deposits are considered “core” deposits Closing expected in the third quarter of 2024 Net Interest Margin (NIM) Some NIM compression will continue to be an issue for most banks in the near-term Management believes that our balance sheet assets and liabilities are well-matched in terms of duration and repricing characteristics In the next 12-18 months, NIM will depend greatly on the actions of the Federal Reserve as well as depositor behaviors in this unprecedented environment NIM cannot be predicted with certainty at this time

Industry Challenges Pathfinder’s Positioning Credit Quality Pathfinder has a high level of reserves in place within its Allowance for Credit Losses and a very conservative approach to managing both credit decisioning and borrower relationships Appropriate staffing and other resources have been added in 2024 to proactively address the Bank’s relatively high levels of nonperforming loans Net annual charge-offs to average loans were 20 basis points in the three years ended December 31, 2023 Commercial Real Estate Concentrations Pathfinder has an extremely well-diversified commercial real estate portfolio with no significant property-type concentrations Our local real estate market is likely to remain strong for almost all commercial property segments Long Term Earning Power Multiple initiatives are in place to manage net interest margin, noninterest income and noninterest expense in the current environment While short-term earnings will be under pressure for almost all banks, we believe that these trends are transitory

A Note On Liquidity Large regional bank failures (primarily, on the West Coast) in 2023 garnered substantial press coverage and intensive regulatory scrutiny These issues were isolated to a limited number of failed regional banks and did not cause major issues within the community banking space The Bank’s Management monitors liquidity on a continuous basis through a broad range of internal and externally-sourced programs and considers effective liquidity management to be among its most critical objectives Since early 2023, the pressures on depository institutions to hold deposits were primarily due to pricing competition from direct Treasury issuances and non-bank money market funds. This contributed significantly to net interest margin compression in the last five quarters We also expect increasing liquidity requirements from a regulatory perspective in the future and the impact of those potential changes on the Company’s liquidity management programs or cost of funds cannot be predicted with certainty at this time

Market Performance Share Price Performance vs. Peers Market-Based Expectations

PBHC: Relative 3-and 5-Year Stock Price Performance vs. Peer Median 1Y TSR: 16.5-%pts underperformance to S&P500 0.2-%pts outperformance to peer median 3Y TSR: 6.8-%pts underperformance to S&P 500 0.3-%pts underperformance to peer median 5Y TSR: 12.7-%pts underperformance to S&P 500 0.8-% pts underperformance to peer median As of 05/28/2024 | Source: S&P Capital IQ

Note: Market data as of May 23, 2024 Source: S&P Capital IQ Pro, Raymond James Financial, Inc. Stock price performance Annual stock price performance S&P 500 PBHC KRE Stock Price Performance

Financial Comparison | 2022 vs. 2024Q1 Source: S&P Capital IQ Pro, Raymond James Financial, Inc. Note: Peer group based on PBHC’s 2024 Proxy (excluding merger targets); median values shown Return on average assets Net interest margin Return on average equity Efficiency ratio 2022Y 2024Q1 annualized (37 bps) (33 bps) (306 bps) (468 bps) (49 bps) (42 bps) 847 bps 949 bps

Strategy Update Refined Focus on Profitability Drivers We have identified our six most impactful opportunities for the next three to five years: Expense allocation and control; Accelerate digitization; Generate additional fee income consistent with our customer service orientation; Increase non-maturity deposits; Expand small business offerings; Explore expanded Wealth Management/Insurance/Mortgage Banking opportunities Along with Management's current focus on reducing the levels of nonperforming loans, these opportunities will be realized through increased internal focus and execution as well as through partnerships and alliances with carefully-selected external partners.

Pathfinder Bancorp: Investment Thesis The community banking industry in aggregate is priced below many other sectors Perhaps, warranted in the current economic environment, but these factors will normalize PBHC trades well below peers currently as measured by its market price (MP) compared to its tangible book value (TBV) Pathfinder MP/TBV ratio is 64%(1) Peer MP/TBV is 93% (1) Pathfinder stock price therefore has room to increase and should trade closer to peer levels over time Enhanced focus on improving asset quality metrics The current indicated dividend yield is 3.14%(2) The quarterly cash dividend was increased in the most recent quarter to $0.10 per share, an 11.1% increase from the previous level While no absolute guarantees can be given, Management considers the dividend sustainable The Castle Creek investment in Pathfinder provides additional board-level expertise, market perspectives and access to emerging technologies The Central New York area is truly emerging as a dynamic and growing business environment Smaller financial institutions in growing markets typically see improved financial performance over time (1) Source: ISS Corporate Services Data as of May 31, 2024 (2) Calculated on June 4, 2024, Pathfinder closing price of $12.75 per share

Concluding Thoughts Well run community banks can profitably serve their customers in many ways and will continue to be sound long-term investments for their shareholders Pathfinder’s focus on small business customers, along with an increasing ability to meet the needs of targeted consumer segments, will facilitate our growth in the next three to five years East Syracuse branch acquisition accelerates expansion of consumer offerings and customer base Emerging technologies bring more “big bank” services to the customers of smaller institutions every day. Customers of approachable community banks will have an increasing number of ways to access banking services in the future The value of our franchise is likely to increase, perhaps substantially, as we leverage our current financial position and benefit from the area’s projected growth

Questions and Discussion

Voting Results Chris R. Burritt, Chairman Inspector of Elections Report William O’Brien, Corporate Secretary

2024 Annual Meeting of Shareholders | June 6, 2024 Meeting Adjourned Thank You For Attending

Appendix: Reconciliation of Non-GAAP Financial Measures Used In This Presentation